Exhibit 10.2

                                     FORM OF
                                MONSANTO COMPANY

                 NON-QUALIFIED PREMIUM STOCK OPTION CERTIFICATE
                               (NOT TRANSFERABLE)

MONSANTO COMPANY, a Delaware corporation (the "Company"), pursuant to action of

             Monsanto Company's People Committee (the "Committee")

                   hereby grants to          (the "Optionee")

                              (Employee ID     )

as a separate inducement in connection with the Optionee's employment and not in lieu of any salary or other compensation for the Optionee's services, a Non-Qualified Premium Stock Option

            to purchase from the Company     shares of its common stock,

par value $2.00 per share (the "Optioned Shares"), at the prices set forth in the table below, subject to the provisions of the Monsanto Management Incentive Plan of 1996 (the "Plan") and to the Terms and Conditions set forth in this Certificate, which constitute the entire understanding between the Company and the Optionee with respect to this Option.


                             Premium                   Maximum Years to Attain
  Percent of Grant        Exercise Price*              Premium Exercise Price
  ----------------        ---------------              ----------------------

           20%              $                                     N/A
           30%              $                                      4
           30%              $                                      5
           20%              $                                      6


Option granted on and this Certificate  executed at St. Louis County,  Missouri,
as of       , 199_ (the "Option Grant Date").


                                      MONSANTO COMPANY



                                      By:_______________________

* A Premium Exercise Price may not be less than the fair market value (as defined in the Plan) of a share of the Company's common stock on the Option Grant Date.

                  Terms and Conditions of Premium Stock Option

1. Definitions. The terms used herein and not otherwise defined shall have the meanings set forth in the Plan, as may be amended from time to time.

2. Exercise Rights. The Option shall be exercisable with respect to each percentage of the Optioned Shares, during the Option term set forth in paragraph 4 and subject to the other terms and conditions hereof, on and after the first business day next following a period of ten consecutive trading days during which the Fair Market Value of the Optioned Shares equals or exceeds the Premium Exercise Price applicable to that percentage of Shares set forth in the table on the front page of this Certificate; provided, however, that if on the Option Grant Date the Fair Market Value of the Shares equals or exceeds the Premium Exercise Price applicable to a percentage of Optioned Shares, then such Optioned Shares shall be immediately exercisable (without regard to the required ten day period set forth above) subject to the other terms and conditions hereof. Notwithstanding the foregoing, in no event shall any Optioned Shares be exercisable prior to the first anniversary of the Option Grant Date. The Option may be exercised in full Share lots only as to any and all Optioned Shares which have become exercisable under the terms of the Option.

3. Premium Exercise Price. The purchase price of the Shares subject to the Option shall be, with respect to each percentage of the Shares, the Premium Exercise Price set forth in the table on the front page of this Certificate applicable to that percentage of the Shares, subject to adjustment as provided in paragraph 8 hereof and as otherwise provided herein.

4. Option Term. Subject to the provisions of paragraph 5 hereof, the Option term will expire at the end of the day next preceding ten years from the Option Grant Date (the "Fixed Termination Date"), or on Termination of Employment of the Optionee, whichever shall first occur, provided that, if Termination of Employment occurs on or after the first anniversary of the Option Grant Date, the provisions regarding exercisability set forth in paragraph 2 hereof shall continue to apply and the Optionee (or in the event of death as set forth in paragraph (b) below, the Optionee's legal representative, beneficiary or transferee pursuant to paragraph 13 hereof) may exercise the Option, to the extent such Option is exercisable:

         (a) within twelve months after Termination of Employment (but no later than the Fixed Termination Date) if employment shall have been terminated by the Company and its Subsidiaries, except for cause (as determined by the Committee in the sole but not unreasonable exercise of its judgment); and

         (b) at any time after Termination of Employment (but no later than the Fixed Termination Date) if employment shall have been terminated by (i) total and permanent disability (as determined by the Committee in the sole but not unreasonable exercise of its judgment); (ii) retirement (as determined by the Committee in the sole but not unreasonable exercise of its judgment); or (iii) death of the Optionee while employed by the Company and its Subsidiaries; and

         (c) within three months after Termination of Employment (but no later than the Fixed Termination Date) if employment shall have voluntarily been terminated by the Optionee but only to the extent the Option is exercisable at Termination of Employment.

5. Expiration of Option. Notwithstanding the other provisions of the Option, the Option term will expire in accordance with the following provisions:

         (a) if Termination of Employment is for cause, the Option term will in all cases automatically expire upon Termination of Employment with respect to all outstanding Optioned Shares; and

         (b) if the Fair Market Value of the Shares does not exceed the applicable Premium Exercise Price for a period of ten consecutive trading days prior to the expiration of the maximum number of years from the Option Grant Date to attain the Premium Exercise Price set forth in the table on the front page of this Certificate, the Option term with respect to the percentage of Shares to which such unattained Premium Exercise Price applies will in all cases automatically expire on the anniversary of the Option Grant Date coincident with the end of the maximum number of years to attain such Premium Exercise Price.

6. Method of Exercise. The Option shall be exercised by (a) written notice given to the Company, or its designee (at the address specified by the Company from time to time), signed by the Optionee (or in the event of the Optionee's death, by the Optionee's legal representative or transferee pursuant to paragraph 13 hereof), specifying the Option Grant Date and the number of Shares as to which the Option is being exercised, plus (b) payment to the Company in full for the Shares so specified. Within a reasonable time after exercise of the Option, the Company shall issue or cause to be issued a stock certificate or certificates to the Optionee (or in the event of the Optionee's death, to the Optionee's legal representative or transferee pursuant to paragraph 13 hereof) representing the Shares in respect of which the Option shall have been exercised and shall pay all stamp taxes in respect thereof, provided that upon or prior to the issuance of such certificate or certificates, provision (as specified by the Company from time to time) shall be made by the Optionee for the payment to the employer of any and all taxes which it shall be required to withhold, in connection with the exercise of the Option, by any law or regulation of any government, whether federal, state or local and whether domestic or foreign. Payment may be made by delivery of Shares (or other evidence of ownership of Shares satisfactory to the Company) with a Fair Market Value equal to the Option price as payment.

7. Stockholder Status. The Optionee shall have no rights as a stockholder with respect to any Optioned Shares unless and until the Optionee shall have become the holder of record of such Shares and, subject to the provisions of paragraph 8 hereof, no adjustment shall be made for dividends, ordinary or extraordinary (whether in cash or securities or other property), or other distributions, or other rights in respect of such Shares as to which the record date is prior to the date upon which the Optionee shall have become the holder of record thereof.

8. Share and Price Adjustment. In the event of any Share adjustments provided for in Section 4 of Article 1 of the Plan, the number and class of Shares subject to the Option (and not theretofore issued or transferred in respect thereof) and the price per Share shall be adjusted in such manner as the Committee may in its discretion deem equitable. The Company shall notify the Optionee of any such adjustment and any such adjustment, or failure to adjust (whether or not such notice is given), shall be final and binding upon the Company and the Optionee for all purposes of the Plan.

9. Change in Control. For purposes of this Option, "Change in Control" means the occurrence of any of the following events:

         (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that, for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this Section 9; or

         (b) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

         (c)  Consummation  by  the  Company  of  a  reorganization,  merger  or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets or stock of another corporation (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

         (d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

Immediately following any Change in Control: (a) all outstanding Optioned Shares shall immediately become fully exercisable by the Optionee and the purchase price for such Optioned Shares shall be the Fair Market Value of the Shares on the Option Grant Date; and (b) the applicable period for exercise as set forth in subparagraphs (a) through (c) of paragraph 4 hereof shall apply whether or not the Option has been held for one year from the Option Grant Date.

10. Employment and Termination. Neither the Option nor any provision hereof shall confer any employment right on the Optionee or affect the right of the Optionee's employer to terminate the employment of the Optionee at any time, with or without cause or assigning a reason therefor, and grant of this Option neither implies nor precludes the grant of a stock option in the future.

11. Option Subject to Law and Regulations. Each exercise of the Option shall be subject to all requirements as to (a) the listing, registration or qualification of the Optioned Shares upon any securities exchange on which Shares are listed or under any applicable federal, state or other law, (b) the consent or approval of any governmental body determined by the Company to be necessary or desirable and (c) compliance with any economic stabilization or other government regulation at the time in effect. Anything herein to the contrary notwithstanding, the Option may not be exercised, in whole or in part, unless and until the Company shall have been able to comply with all such requirements and regulations free of any conditions not acceptable to the Company. As a condition to the exercise of the Option, either in whole or in part, the Optionee shall execute such documents and take such action as the Company in its sole discretion deems necessary or advisable to assist the Company in compliance with any such requirements, and the Optionee shall comply with all requirements of any regulatory authority having control of supervision.

12. Fractional Shares. The Company shall not be required to issue any fractional Shares pursuant to the Plan. The Committee may, at its discretion, provide for the elimination of fractions or for the settlement thereof in cash.

13. Transferability of Option. The Option is not transferable by the Optionee otherwise than by will, by the laws of descent and distribution or pursuant to a written beneficiary designation and shall not be subject, in whole or in part, to attachment, execution, levy or other similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, and the levy of any attachment or similar process upon the Option, shall be null and void and without effect. The Option shall be exercisable during the lifetime of the Optionee only by the Optionee or by the guardian or legal representative of the Optionee acting in a fiduciary capacity on behalf of the Optionee.

14. Amendment of Option for Accounting Changes. In the event the Company's method of accounting for the Option changes in a manner that the Committee in its discretion determines is detrimental to the Company, the Committee may cancel the Option or amend it without the consent of the Optionee.

15. Governing Law. The validity, interpretation, performance and enforcement of this Option shall be governed by the laws of the State of Delaware, determined without regard to its conflict of law provisions (except for the Nonprobate Transfers Law of Missouri to the extent applicable as determined by the Committee).

16. Administration. Each and every provision of the Option shall be administered, construed and interpreted so that the Option shall in all respects conform to the provisions of the Plan, a copy of which has been delivered to the Optionee, and any provision that cannot be so administered shall be deemed appropriately modified, or, if necessary, disregarded. In no event shall this Option be deemed to be an Incentive Stock Option under Section 422 of the Internal Revenue Code of 1986, as amended.